UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Definitive Proxy Statement

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☐	Soliciting Material under §240.14a-12

MicroStrategy Incorporated

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

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Your Vote Counts!
MICROSTRATEGY INCORPORATED 2021 Annual Meeting Vote by May 25, 2021 11:59 PM ET

MICROSTRATEGY INCORPORATED ATTN: GENERAL COUNSEL 1850 TOWERS CRESCENT PLAZA TYSONS CORNER, VA 22182

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You invested in MICROSTRATEGY INCORPORATED and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 26, 2021.

Get informed before you vote

View the Annual Report and Notice of Meeting & Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 12, 2021. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

*Please check the meeting materials for any special requirements for meeting attendance.

V1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. We encourage you to access and review all of the important information contained in the proxy materials before voting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends

1.	To elect the following five (5) directors for the next year. Nominees:
	01) Michael J. Saylor	For
02) Stephen X. Graham
03) Jarrod M. Patten
04) Leslie J. Rechan
05) Carl J. Rickertsen

2.

Approve Amendment No. 5 to the MicroStrategy Incorporated 2013 Stock Incentive Plan to increase the number of shares of class A common stock authorized for issuance under such plan from 2,300,000 to 2,750,000;

For

3.	Approve the MicroStrategy Incorporated 2021 Employee Stock Purchase Plan; and	For

4.	Ratify the selection of KPMG LLP as MicroStrategy Incorporated’s independent registered public accounting firm for the fiscal year ending December 31, 2021.	For

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

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